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                                                                    EXHIBIT 10.1
                              AMENDMENT TO LEASE


        This Amendment to Lease dated the 5th day of September 1996, between MOUNTAIN VIEW OFFICE PARK, a partnership with offices at 3131 Princeton Pike, Lawrenceville, New Jersey 08648, (hereinafter referred to as "Landlord") and BIO IMAGING TECHNOLOGIES, INC., with offices at 830 Bear Tavern Road, Trenton, New Jersey 08628, hereinafter referred to as Tenant.

                                  WITNESSETH:

        That the Lease of Business Premises, dated October 11, 1991 and subsequent Amendments dated July 2, 1992, August 31, 1992, December 16, 1993, and August 3, 1995 between the parties hereto, consisting of 7,835 rentable square feet is hereby amended as follows:

        Now, Therefore, the parties hereto agree to amend the aforesaid Lease in the following specific manner and on the following specific terms.

        1. The term of this renewal shall be for a period of two (2) years beginning December 1, 1996 and ending November 30, 1998, however, it is understood and agreed this agreement may be cancelled on November 30, 1997, by providing Landlord ninety (90) days written notice of cancellation.

        2. The demised premises shall be increased to 9,061 rentable square feet.

        3. The base rent for this term shall be TWO HUNDRED TWENTY-SIX THOUSAND, FIVE HUNDRED TWENTY-FIVE and 00/100 ($226,525.00) DOLLARS.

        The said rent is to be payable monthly in advance on the first day of each calendar month for the term hereof, in installments of NINE THOUSAND, FOUR HUNDRED THIRTY-EIGHT and 54/100 ($9,438.54) DOLLARS, at the office of Mountain View Office Park, 3131 Princeton Pike, Building 4, Suite 209, Lawrenceville, New Jersey 08648 or as may be otherwise directed by the Landlord in writing.

        4. The Twenty-Seventh and Twenty-Eighth paragraphs shall be changed from 14% to 16.5%.

        5. The parties agree that in all other respects, the terms of the Lease dated October 11, 1991 and subsequent Amendments are hereby affirmed.

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     In Witness Whereof, the said parties have hereunto set their hands and seals the day and year first above written.


WITNESS:                          MOUNTAIN VIEW OFFICE PARK

/s/ Clark Sparano                 /s/ Joseph R. Jingoli
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                                  Joseph R. Jingoli
                                  General Partner and Landlord


WITNESS:                          BIO IMAGING TECHNOLOGIES, INC.

/s/ Robert J. Phillips            /s/ Donald W. Lohin
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Vice President and                Tenant
Chief Financial Officer